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                                 EXHIBIT 10.6

            AMENDMENT TO RESTATED FOREIGN PATENT LICENSE AGREEMENT
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AMENDMENT TO RESTATED FOREIGN PATENT LICENSE AGREEMENT

        Amendment to Restated Foreign Patent License Agreement ("Amendment"), dated as of January 1, 1998, between Enamelon, Inc., a Delaware corporation (the "LICENSEE"), and the American Dental Association Health Foundation, a not-for-profit corporation organized under the law of Illinois (the "LICENSOR").

                            Preliminary Statements
                            ----------------------

        WHEREAS, the LICENSOR and the LICENSEE heretofore entered into a Restated Foreign Patent License Agreement, dated from the 18th day of November 1992, as amended by the Foreign License Amendment Agreement, dated as of June 14, 1995, copies of which are appended hereto as Exhibit A (together the "FPLA "); and

        WHEREAS, the LICENSOR and the LICENSEE desire to amend and clarify the terms and conditions of the FPLA for the purpose, inter alia, of simplification
                                                  ----- ----
of recording, accounting and making royalty payments;

        In consideration of the foregoing and the mutual covenants in this Amendment, the parties hereto hereby agree as follows:

        Section 1.     Article II, Section 1 of the FPLA is hereby amended to
        ---------
read in its entirety as follows:

               1. LICENSOR hereby grants and agrees to grant to LICENSEE, during the term of this Agreement, a license under the above-identified FOREIGN APPLICATIONS and FOREIGN PATENTS within the LICENSED TERRITORY, to make, have made, sell, use, induce use of and/or contribute to use of the INVENTIONS subject to those rights that have been or will be granted to the United States government by licenses in the form of Exhibit B, and countervailing requirements of applicable foreign law. In the fields of dentifrices (including toothpastes, tooth cleaning gels and tooth cleaning powders), confections, foods and chewing gums (collectively, "EXCLUSIVE PRODUCTS"), LICENSEE'S license shall be exclusive to the extent permitted by law in each of the LICENSED TERRITORIES, except that LICENSOR retains at all times for itself and its RELATED COMPANIES for research and testing purposes, including laboratory research and clinical trials, but not the right to commercially sell or use the INVENTIONS in the EXCLUSIVELY LICENSED FIELDS. In all fields of the INVENTIONS other than the EXCLUSIVELY LICENSED FIELDS, the license granted hereunder shall be non-exclusive.
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        Section 2.     Article II, Section 2 of the FPLA is hereby amended to
        ---------
read in its entirety as follows:

               2. The license hereunder with respect to the NON-EXCLUSIVELY LICENSED FIELDS shall not be assigned, transferred or sublicensed by LICENSEE except with the prior written consent of LICENSOR. Such permission shall not be unreasonably withheld by LICENSOR. LICENSEE shall have the right to assign, transfer or sublicense the license hereunder with respect to the EXCLUSIVELY LICENSED FIELDS in its absolute discretion.

        Section 3. Article II, Section 3 of the FPLA is hereby amended by
        ---------
deleting the first sentence and the first five words of the second sentence of such Section.

        Section 4.     Article II, Section 8 of the FPLA is hereby amended in
        ---------
its entirety to read as follows:

               8. LICENSOR hereby grants LICENSEE an option and right of first refusal for a limited license under future patents and applications for INVENTIONS and MATERIAL for all territories not within the LICENSED TERRITORIES or the United States or its territories or possessions. The option and right of first refusal hereunder are also limited in that they apply only in the EXCLUSIVELY LICENSED FIELDS. Before licensing another party in any territory other than the LICENSED TERRITORIES or the United States under future patents or patent applications for EXCLUSIVE PRODUCTS embodying MATERIAL, LICENSOR shall provide LICENSEE with written notice of its intention to pursue license negotiations. Within thirty (30) days of receipt of the notice, LICENSEE must exercise its option and right of first refusal hereunder. If LICENSEE chooses to accept a license with respect to a territory, other than the LICENSED TERRITORIES or the United States, it will do so under the terms of this Agreement. LICENSEE may exercise its option to obtain a license from LICENSOR on the same terms as this Agreement for a territory or territories other than the LICENSED TERRITORIES and the United States at any time during the life of the FOREIGN APPLICATIONS or FOREIGN PATENTS issued thereunder, assuming that LICENSOR has not granted an exclusive license for the territory after LICENSEE'S failure to exercise its right of first refusal hereunder.
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        Section 5.     Article III, Section 1 of the FPLA is hereby amended to
        ---------
 read in its entirety as follows:

               1. The payment by LICENSEE of royalties under the Restated Patent License Agreement, dated from the 24th day of June 1992, between LICENSOR and LICENSEE, as amended by the Amendment Agreement, dated as of June 12, 1995, and the Amendment to Restated Patent License Agreement, dated as of January 1, 1998 (such Restated Patent License Agreement, as amended, being referred to herein as the "PLA"), shall be in consideration of a fully-paid license hereunder with respect to the EXCLUSIVELY LICENSED FIELDS, including, without limitation, all licenses in the EXCLUSIVELY LICENSED FIELDS in the territories licensed pursuant to Section 8 of Article II hereof. In consideration of the license hereunder with respect to the NON-EXCLUSIVELY LICENSED FIELDS, LICENSEE agrees to pay to LICENSOR a quarterly royalty payment of 7% of the basis specified hereinafter, payable for each CALENDAR QUARTER within one month after the end of that CALENDAR QUARTER; provided, however, that the quarterly royalty payment payable by LICENSEE to LICENSOR with respect to the NON- EXCLUSIVELY LICENSED FIELDS in connection with net sales corresponding to UNITS made, sold, used or otherwise disposed of by a JOINT VENTURE shall be 4%. Anything in this Agreement to the contrary notwithstanding, the provisions of Sections 2, 3, 4, 5, 7, and 9 of Article III hereof and Sectiuon 4 of Article IV hereof shall apply only to the license granted hereunder with respect to the NON-EXCLUSIVELY LICENSED FIELDS, and the provisions of the PLA with respect to the calculation and payment of royalties shall apply in all respects to the license granted hereunder with respect to the EXCLUSIVELY LICENSED FIELDS.

        Section 6. Article IV, Section 1of the FPLA is hereby amended to read in
        ---------
its entirety as follows:

               1. Unless terminated as herein provided, this AGREEMENT shall extend (a) until the PLA terminates; or (b) until the expiration of the last to expire of any FOREIGN PATENT licensed hereunder; or (c) until LICENSOR abandons or permits to lapse all FOREIGN APPLICATIONS and FOREIGN PATENTS licensed hereunder, whichever comes first. In the case of abandonment or lapse, LICENSOR will promptly notify LICENSEE of the pertinent abandonment or lapse.

        Section 7. The third sentence of Article V, Section 1 of the FPLA is
        ---------
hereby amended in its entirety to read as follows:

        If LICENSOR deems legal action to be necessary, LICENSEE shall assist LICENSOR in said legal action at LICENSOR'S expense, and LICENSOR shall take reasonable steps to keep LICENSEE advised of the progress of the lawsuit.
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        Section 8.     Article VII, Section 2 of the FPLA is hereby amended in
        ---------
its entirety to read as follows:

               2. Any FIELD DEVELOPMENTS which are made by LICENSOR alone and which are patentable shall be licensed to LICENSEE under the terms of this Agreement, and no additional ROYALTY shall be due with respect thereto.

        Section 9. The last two sentences of Article VII, Section 3 of the FPLA
        ---------
are hereby deleted and the following is hereby inserted in lieu thereof:

        This free license with respect to the EXCLUSIVELY LICENSED FIELDS may be assigned, transferred or sublicensed by LICENSEE in its sole discretion. This free license with respect to the NON-EXCLUSIVELY LICENSED FIELDS shall not be assigned, transferred or sublicensed by LICENSEE except with the prior express written consent of LICENSOR. Such permission shall be granted or withheld at the sole option of LICENSOR.

        Section 10. Article VII of the FPLA is hereby amended by adding thereto
        ----------
a new Section 7, which shall read in its entirety as follows:

               7. In further consideration of the covenants and undertakings by LICENSEE, LICENSOR waives any and all claim to ownership rights in the following U.S. patents and patent applications and any continuations, divisions, reissues, re-examinations and corresponding foreign patents and applications thereof:

               U.S. Patent No. 5,571,502
               U.S. Patent No. 5,605,675
               U.S. Patent No. 5,603,922
               U.S. Patent No. 5,645,853
               U.S. Patent No. 5,628,429
               U.S. Patent No. 5,614,175

        Notwithstanding the foregoing, LICENSEE covenants not to sue LICENSOR or any licensee of LICENSOR licensed to make, have made, sell, use, induce use of and/or contribute to use of the INVENTIONS for infringement of the aforesaid patents unless the conduct of said LICENSOR or any such licensee of LICENSOR constitutes a breach of the license hereunder with respect to the EXCLUSIVELY LICENSED FIELDS. Further, LICENSEE covenants not to sue LICENSOR with respect to the aforesaid patents for manufacture and use for research and testing purposes, including laboratory research and clinical trials.
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        Section 11.    Article VIII, Section 1 of the FPLA is amended in its
        ----------
entirety to read as follows:

               1. To protect the rights of privacy and/or publicity of LICENSOR'S inventors, assignors, employees, officers and directors; to protect the trademark and trade name rights of LICENSOR and its affiliates; to prevent confusion regarding sponsorship of any given product or technique of LICENSEE; and to preclude imposition of any warranty, guarantee or other liability or potential liability upon LICENSOR, its employees, assignors, affiliates, officers, and directors; LICENSEE agrees that aside from (1) the patent notice provided for by 34 U.S.C. section 287, (2) any rights which may be conferred by certification of a product by an affiliate of LICENSOR, (3) disclosures concerning this Agreement or the INVENTIONS, MATERIALS or UNITS required by law, or (4) an express prior written consent of LICENSOR, LICENSEE will not use the name of any employee, assignor, officer or director or the business name or identification or LICENSOR or its affiliates, or use any certification mark of LICENSOR or its affiliates, in advertising or promotional materials, educational materials, publications, fliers, brochures and other public descriptions relating to UNIT(S) and/or MATERIAL(S).

        Section 12.    Article VIII, Section 5 of the FPLA is hereby amended in
        ----------
 its entirety to read as follows:

               5. This AGREEMENT shall inure to the benefit of and will be binding upon LICENSOR and LICENSEE, and their respective successors and assigns. The license under this AGREEMENT with respect to the NON-EXCLUSIVELY LICENSED FIELDS shall not be assignable without the prior written permission of LICENSOR, except that LICENSEE may assign such license to any other company in which LICENSEE or Dr. Steven R. Fox owns more than 50% of the voting stock. Written permission of LICENSOR for other assignments of the license with respect to the NON-EXCLUSIVELY LICENSED FIELDS will not be unreasonably withheld.

        Section 13. The terms "this Agreement," "hereof," "hereunder," and words
        ----------
of like meaning appearing in the FPLA shall mean and refer to the FPLA as amended hereby.

        Section 14. Except as otherwise amended by this Amendment, the FPLA
        ----------
shall remain in full force and effect, and LICENSOR and LICENSEE hereby reaffirm each of their respective agreements, covenants and obligations set forth therein.
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        IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by their duly authorized officers as of the date first above written.

                                          ENAMELON, INC.

                                        By:   /s/Dr. Steven R. Fox
                                           ------------------------------------
                                               Dr. Steven R. Fox, Chairman

                                        AMERICAN DENTAL ASSOCIATION
                                               HEALTH FOUNDATION

                                        By:   /s/Dr. John S. Zapp
                                           ------------------------------------
                                               Dr. John S. Zapp

                                        Title:    Executive Director
                                              ---------------------------------